Exhibit 10.1
EIGHTEENTH AMENDMENT TO
AMENDED AND RESTATED MASTER LEASE AGREEMENT
(LEASE NO. 1)

THIS EIGHTEENTH AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT (LEASE NO. 1) (this “Amendment”) is made and entered into as of May 22, 2019, by and among each of the parties identified on the signature pages hereof as a landlord (collectively, “Landlord”) and each of the parties identified on the signature pages hereof as a tenant (jointly and severally, “Tenant”).
W I T N E S S E T H:
WHEREAS, pursuant to the terms of that certain Amended and Restated Master Lease Agreement (Lease No. 1), dated as of August 4, 2009, as amended by that certain Partial Termination of and First Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of October 1, 2009, that certain Second Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of November 17, 2009, that certain Third Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of December 10, 2009, that certain Partial Termination of and Fourth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of August 1, 2010, that certain Fifth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of May 1, 2011, that certain Partial Termination of and Sixth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of June 1, 2011, that certain Seventh Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of June 20, 2011, that certain Eighth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of August 31, 2012, that certain Partial Termination of and Ninth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of August 1, 2013, that certain Partial Termination of and Tenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of January 22, 2014, that certain Partial Termination of and Eleventh Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of October 1, 2014, that certain Partial Termination of and Twelfth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of October 31, 2014, that certain Partial Termination of and Thirteenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of February 17, 2015, that certain Partial Termination of and Fourteenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of August 1, 2015, that certain Partial Termination of and Fifteenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of December 29, 2015, that certain Partial Termination of and Sixteenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of June 1, 2018, and that certain Partial Termination of and Seventeenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of May 1, 2019 (as so amended, “Amended Lease No. 1”), Landlord leases to Tenant, and Tenant leases from Landlord, the Leased Property (this and other capitalized terms used but not otherwise defined herein having the meanings given such terms in Amended Lease No. 1), all as more particularly described in Amended Lease No. 1; and
WHEREAS, Amended Lease No. 1 was further modified by that certain Transaction Agreement, dated as of April 1, 2019, between Five Star Senior Living Inc., on behalf of itself and certain of its subsidiaries, and Senior Housing Properties Trust, on behalf of itself and certain of its subsidiaries (the “Transaction Agreement”); and

WHEREAS, pursuant to the Transaction Agreement, as of April 1, 2019, SNH/LTA Properties GA LLC acquired from Five Star Quality Care-OBX Owner, LLC, an affiliate of Tenant, certain vacant land (the “Adjacent Property”) adjacent to the Property known as Crimson Pointe and located at 7130 Crimson Ridge Drive, Rockford, Illinois (the “Crimson Pointe Property”) and the Adjacent Property became a part of the Crimson Pointe Property; and
WHEREAS, Landlord and Tenant wish to amend Amended Lease No. 1 to reflect the acquisition of the Adjacent Property;
NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that, effective as of April 1, 2019, Amended Lease No. 1 is hereby amended as follows:
1.Exhibit A. Exhibit A to Amended Lease No. 1 is amended by deleting Exhibit A-61 therefrom in its entirety and replacing it with Exhibit A-61 attached hereto.
2.Ratification. As amended hereby, Amended Lease No. 1 is hereby ratified and confirmed.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as a sealed instrument as of the date above first written.

LANDLORD:

SNH SOMERFORD PROPERTIES TRUST
SPTMNR PROPERTIES TRUST
SNH/LTA PROPERTIES TRUST
SPTIHS PROPERTIES TRUST
SNH CHS PROPERTIES TRUST
SNH/LTA PROPERTIES GA LLC
SNH/LTA SE WILSON LLC
MSD POOL 1 LLC
MSD POOL 2 LLC
SNH RMI FOX RIDGE MANOR PROPERTIES LLC
SNH RMI JEFFERSON MANOR PROPERTIES LLC
SNH RMI MCKAY MANOR PROPERTIES LLC
SNH RMI NORTHWOOD MANOR PROPERTIES LLC
SNH RMI OAK WOODS MANOR PROPERTIES LLC
SNH RMI PARK SQUARE MANOR PROPERTIES LLC
SNH RMI SMITH FARMS MANOR PROPERTIES LLC and
SNH RMI SYCAMORE MANOR PROPERTIES LLC

By:	/s/ Jennifer F. Francis
Jennifer F. Francis
President and Chief Operating Officer of each
of the foregoing entities

[Signature Page: Eighteenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1)]

TENANT:

FIVE STAR QUALITY CARE TRUST
MORNINGSIDE OF KNOXVILLE, LLC
MORNINGSIDE OF FRANKLIN, LLC
FVE SE WILSON LLC
FIVE STAR QUALITY CARE-RMI, LLC

By:	/s/ Katherine E. Potter
Katherine E. Potter
President and Chief Executive Officer of each
of the foregoing entities

MORNINGSIDE OF MACON, LLC
MORNINGSIDE OF SENECA, L.P.
MORNINGSIDE OF HOPKINSVILLE, LIMITED PARTNERSHIP

By:	LIFETRUST AMERICA, INC.,
a Tennessee corporation, its General
Partner/Member (as applicable)

	By:		/s/ Katherine E. Potter
Katherine E. Potter
President and Chief Executive Officer

MORNINGSIDE OF BEAUFORT, LLC
MORNINGSIDE OF CAMDEN, LLC
MORNINGSIDE OF HARTSVILLE, LLC
MORNINGSIDE OF LEXINGTON, LLC
MORNINGSIDE OF ORANGEBURG, LLC

By:	MORNINGSIDE OF SOUTH CAROLINA,
L.P., a Delaware limited partnership, its Sole Member

	By:		LIFETRUST AMERICA, INC.,
a Tennessee corporation, its General Partner

		By:	/s/ Katherine E. Potter
Katherine E. Potter
President and Chief Executive Officer

[Signature Page: Eighteenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1)]

MORNINGSIDE OF CULLMAN, LLC
MORNINGSIDE OF MADISON, LLC
MORNINGSIDE OF SHEFFIELD, LLC

By:	MORNINGSIDE OF ALABAMA, L.P., a
Delaware limited partnership, its Sole Member

	By:	LIFETRUST AMERICA, INC.,
a Tennessee corporation, its General Partner

		By:	/s/ Katherine E. Potter
Katherine E. Potter
President and Chief Executive Officer

MORNINGSIDE OF BOWLING GREEN, LLC
MORNINGSIDE OF PADUCAH, LLC

By:	MORNINGSIDE OF KENTUCKY,
LIMITED PARTNERSHIP, a Delaware
limited partnership, its Sole Member

	By:	LIFETRUST AMERICA, INC.,
a Tennessee corporation, its General Partner

		By:	/s/ Katherine E. Potter
Katherine E. Potter
President and Chief Executive Officer

[Signature Page: Eighteenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1)]

MORNINGSIDE OF CONYERS, LLC
MORNINGSIDE OF GAINESVILLE, LLC

By:	MORNINGSIDE OF GEORGIA, L.P., a
Delaware limited partnership, its Sole Member

	By:	LIFETRUST AMERICA, INC.,
a Tennessee corporation, its General Partner

		By:	/s/ Katherine E. Potter
Katherine E. Potter
President and Chief Executive Officer

MORNINGSIDE OF CLEVELAND, LLC
MORNINGSIDE OF COOKEVILLE, LLC
MORNINGSIDE OF JACKSON, LLC

By:	MORNINGSIDE OF TENNESSEE, LLC, a
Delaware limited liability company, its Sole Member

		By:	/s/ Katherine E. Potter
Katherine E. Potter
President and Chief Executive Officer

[Signature Page: Eighteenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1)]

EXHIBIT A-61

Crimson Pointe
7130 Crimson Ridge Drive
Fox Chase Lane
Rockford, Illinois

LEGAL DESCRIPTION

Beginning at the Northeast corner of Lot Seven (7) as designated upon Plat No. 3 of Crimson Ridge Estates, the Plat of which is recorded in Book 40 of Plats on Page 64B in the Recorder's office of Winnebago County, Illinois; thence North 87 degrees 55' 25" East along the South right-of-way line of Crimson Ridge Drive, a distance of 60.01 feet to the East right-of-way line of Fox Chase Lane; thence North 00 degrees 49' 23" West along the East right-of-way line of said Fox Chase Lane a distance of 450.37 feet to the South line of Lot Thirty-two (32) as designated upon said Plat No. 3 of Crimson Ridge Estates; thence North 89 degrees 10' 33" East along the South line of said Lot Thirty-two (32) a distance of 437.43 feet to the West line of the Plat of Briargate, the Plat of which is recorded in Book 38 of Plats on Page 170B in said Recorder's Office; thence South 00 degrees 49' 23" East along the West line of said Plat of Briargate and along the West line of Plat No. 3 of Forum East, the Plat of which is recorded in Book 37 of Plats on Page 139B in said Recorder's Office, a distance of 1286.74 feet to the North line of the Plat of Colosseum Subdivision, the Plat of which is recorded in Book 39 of Plats on Page 136B in said Recorder's Office; thence South 87 degrees 55' 25" West along the North line of said Plat of Colosseum Subdivision and along a Northerly line of the Final Plat of Buckley Commercial Center Plat No. 3, the Plat of which is recorded in Book 48 of Plats on Page 123A in said Recorder's Office, a distance of 437.53 feet; thence North 00 degrees 49' 23" West along a Northerly line of said Final Plat of Buckley Commercial Center Plat No. 3, a distance of 60.01 feet; thence South 87 degrees 55' 25" West along a Northerly line of said Final Plat of Buckley Commercial Center Plat No. 3, a distance of 60.01 feet to the East line of Lot Six (6) as designated upon said Plat No. 3 of Crimson Ridge Estates; thence North 00 degrees 49' 23" West along the East lines of said Lots Six (6) and Seven (7) of Plat No. 3 of Crimson Ridge Estates, a distance of 785.92 feet to the point of beginning; situated in the County of Winnebago and State of Illinois.